Exhibit 99.1

News Release

FIS and Worldpay to Combine to Accelerate the Future of Finance and Commerce Globally

•	The combined company will have approximately $12.3 billion pro forma 2018 annual revenue

•	Accelerates FIS’ organic revenue growth outlook to 6 percent to 9 percent through 2021

•	Anticipates $500 million of revenue synergies, $400 million of run-rate expense synergies and nearly $4.5 billion of free cash flow in three years; driving significant value for our shareholders

•	Best-in-class capabilities serving high-growth eCommerce industry

•	Combines a global leader in modern financial institutions solutions with a global leader in eCommerce and payments innovation

•	Gary Norcross to remain chairman of the board of directors, president and CEO; Charles Drucker to become executive vice chairman of the board of directors

•	Companies to host joint announcement call March 18, 2019 at 8:30 a.m. (EDT)

JACKSONVILLE, Fla. and CINCINNATI, March 18, 2019 – FIS™ (NYSE: FIS), a global leader in financial services technology, and Worldpay, Inc. (NYSE: WP; LSE: WPY), a global leader in eCommerce and payments, announce that they have entered into a definitive merger agreement. This combination greatly expands FIS’ capabilities by enhancing its acquiring and payment offerings and significantly increases Worldpay’s distribution footprint, accelerating its entry into new geographies. Upon closing, the combined company will be positioned to offer best-in-class enterprise banking, payments, capital markets, and global eCommerce capabilities empowering financial institutions and businesses worldwide.

At the closing, under the terms of the agreement, Worldpay shareholders will be entitled to receive 0.9287 FIS shares and $11.00 in cash for each share of Worldpay. Upon closing, FIS shareholders will own approximately 53 percent and Worldpay shareholders will own approximately 47 percent of the combined company. The combination of stock and cash values Worldpay at an enterprise value of approximately $43 billion, including the assumption of Worldpay debt, which FIS expects to refinance.

FIS and Worldpay have complementary solutions and services encompassing financial institution issuer services, network and merchant services including global leadership in eCommerce, as well as loyalty and fraud solutions benefiting consumers and businesses. Clients will benefit from the combined omni-channel payment and multi-currency capabilities, robust risk and fraud solutions and advanced data analytics.

Organizations of all types and sizes are looking for new ways to create more meaningful and frictionless experiences and grow their share of wallet through digital channels. The combination of FIS and Worldpay, two companies that are leading their respective markets in modernization investments, provides clients of both organizations access to a wider portfolio of digital assets to accelerate their revenue growth, streamline their operations and create a better engagement with their customers.

“Scale matters in our rapidly changing industry,” stated Gary Norcross, chairman, president and chief executive officer, FIS. “Upon closing later this year, our two powerhouse organizations will combine forces to offer a customer-driven combination of scale, global presence and the industry’s broadest range of global financial solutions. As a combined organization, we will bring the most modern solutions targeted at the highest growth markets. The long-term value we will create for clients and for shareholders will set the bar in our industry and will create a range of new career opportunities for our employees. I have never been more excited about the future of FIS.”

As an industry leading global merchant acquirer, Worldpay is one of the world’s top payment technology companies powering global omni-commerce and providing solutions for merchants, businesses and financial institutions on a global basis. It processes over 40 billion transactions annually, supporting more than 300 payment types across more than 120 currencies.

“At Worldpay, our focus has always been on delivering more value to our clients and partners and making decisions that achieve our growth and performance objectives. Combining with FIS helps us accelerate the achievement of that, now benefitting from new scale and capabilities that will truly differentiate the company globally,” said Charles Drucker, executive chairman and chief executive officer, Worldpay. “We are proud to become part of one of the financial services industry’s most respected and consistently performing companies, and I am excited about the new opportunities this brings both for the business and our colleagues worldwide.”

Strategic and Financial Rationale

•	Global Growth Leader at Scale
The combination of industry leading technology platforms and global distribution channels serving high-growth secular markets will immediately accelerate the revenue growth profile of FIS and offer a best-in-class solution suite to our clients. Additionally, the combination will create meaningful revenue growth opportunities across the merchant and banking ecosystems.

•	Significant Value Creation
Organic revenue growth outlook of 6 percent to 9 percent through 2021, in conjunction with $700 million of total EBITDA synergies from the combination of revenue and expense opportunities over the next three years.

•	Enhanced Financial Profile
The combined company will have pro forma 2018 annual revenue and adjusted EBITDA of approximately $12.3 billion and $4.9 billion, respectively. FIS anticipates retaining its investment grade credit ratings of Baa2 / BBB, reducing leverage to approximately 2.7x in 12 to 18 months and continuing to grow its dividend supported by robust free cash flow.

•	Experienced Management Team
Both management teams have a proven track record of innovation leadership, superior integration, and exceeding synergy plan targets to drive transformational value to clients and shareholders. This combination leverages expertise within the banking and payment industry.

Governance and Timing

Upon closing, the combined company’s Board of Directors will consist of 12 members, seven of which will come from FIS’ Board of Directors and five of which will come from Worldpay’s Board of Directors. Gary Norcross will remain as FIS Chairman of the Board, President and Chief Executive Officer. Charles Drucker, Worldpay’s current Executive Chairman and CEO, will serve as the Executive Vice Chairman of the Board.

The combined company will retain the name FIS and will be headquartered in Jacksonville, Fla.

The transaction is subject to receipt of required regulatory and shareholder approvals and other customary closing conditions and is expected to close in the second half of 2019.

Centerview Partners LLC and Goldman Sachs & Co. LLC acted as financial advisors to FIS. Willkie Farr & Gallagher LLP served as FIS’ legal advisor in the transaction. Credit Suisse acted as financial advisor to Worldpay. Skadden, Arps, Slate, Meagher & Flom LLP served as Worldpay’s legal advisor in the transaction.

Webcast

FIS will sponsor a live webcast about this announcement with the investment community beginning at 8:30 a.m. (EDT) Monday, March 18, 2019. To access the webcast, go to the Investor Relations section of FIS’ homepage, www.fisglobal.com. A replay will be available after the conclusion of the live webcast.

About FIS

FIS is a global leader in financial services technology, providing solutions and services to clients in the retail and institutional banking, payments, capital markets, asset management and wealth and retirement markets. Through the depth and breadth of our solutions portfolio, global capabilities and domain expertise, FIS serves clients in over 130 countries. Headquartered in Jacksonville, Florida, FIS employs more than 47,000 people worldwide and holds leadership positions in payment processing, financial software and banking solutions. Providing software, services and outsourcing of the technology that empowers the financial world, FIS is a Fortune 500 company and is a member of the Standard & Poor’s 500® Index. For more information about FIS, visit https://www.fisglobal.com/.

Follow FIS on Facebook (facebook.com/FIStoday), LinkedIn (linkedin.com/company/fis) and Twitter (@FISGlobal).

About Worldpay

Worldpay is a leading payments technology company with unique capability to power global omni-commerce. With an integrated technology platform, Worldpay offers a comprehensive suite of products and services, delivered globally through a single provider. Worldpay processes over 40 billion transactions annually, supporting more than 300 payment types across 146 countries and 126 currencies. Worldpay is focused on expanding into high-growth markets and customer segments, including global eCommerce, integrated payments and B2B. Visit us at https://www.worldpay.com.

Statement Regarding Forward-Looking Information

The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or “Securities Act” and Section 21E of the Securities Exchange Act of 1934, as amended, or “Exchange Act,” including statements regarding our expectations, hopes, intentions, or strategies regarding the future. These statements relate to, among other things, business and market conditions, outlook and our future financial and operating results and debt. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. Actual results could differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated;

•	the risk that the integration of FIS and Worldpay will be more difficult, time-consuming or expensive than anticipated;

•	the risk of customer loss or other business disruption in connection with the transaction, or of the loss of key employees;

•	the possible occurrence of an event, change or other circumstance that would give rise to the termination of the merger agreement;

•	the fact that unforeseen liabilities of FIS or Worldpay may exist;

•	the risk of doing business internationally;

•
changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, changes in either or both the United States and international lending, capital and financial markets and currency fluctuations;

•
the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•
the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for the solutions of FIS and Worldpay;

•	failures to adapt such solutions to changes in technology or in the marketplace;

•
internal or external security breaches of systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•
the risk that implementation of software (including software updates) for customers or at customer locations or employee error in monitoring software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•
competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact the merged companies’ solutions and ability to attract new, or retain existing, customers;

•	the failure to meet financial goals to grow business in Brazil after the unwinding of FIS’ Brazilian Venture;

•	the risks of reduction in revenue from the loss of existing and/or potential customers in Brazil after the unwinding of FIS’ Brazilian Venture;

•	an operational or natural disaster at one of our major operations centers; and

•	other risks detailed elsewhere in the two companies’ annual reports on Form 10-K for the year ended December 31, 2018 and in our and their other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither FIS nor Worldpay undertakes (and each of FIS and Worldpay expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between FIS and Worldpay. In connection with the proposed merger, FIS will file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of FIS and Worldpay and a prospectus of FIS, as well as other relevant documents regarding the proposed transaction. A definitive joint proxy statement/prospectus will also be sent to FIS shareholders and Worldpay stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about FIS and Worldpay, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from FIS at www.investor.fisglobal.com or by emailing info.investorrelations@fisglobal.com or from Worldpay by accessing Worldpay’s website at http://investor.worldpay.com or by emailing IR@worldpay.com.

Participants in the Solicitation

FIS and Worldpay and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FIS shareholders and Worldpay stockholders in respect of the transaction described in the joint proxy statement/prospectus. Information regarding FIS’ directors and executive officers is contained in FIS’ Proxy Statement on Schedule 14A, dated April 20, 2018, which is filed with the SEC. Information regarding Worldpay’s directors and executive officers is contained in Worldpay’s Proxy Statement on Schedule 14A, dated April 4, 2018, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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For More Information

Ellyn Raftery, 904.438.6083	Peter Gunnlaugsson, 904.438.6603
Chief Marketing and Strategy Officer	Senior Vice President
FIS Marketing and Communications	FIS Investor Relations
ellyn.raftery@fisglobal.com	pete.gunnlaugsson@fisglobal.com

Andrew Ciafardini, 513.900.5308	Nathan Rozof, CFA, 866.254.4811
Head of Global Corporate Communications	Head of Investor Relations
Worldpay Corporate Communications	Worldpay Investor Relations
Andrew.Ciafardini@worldpay.com	IR@worldpay.com